CATERPILLAR FINANCIAL SERVICES CORPORATION

                                MASTER TAX LEASE

           This Lease dated as of December 27, 1995, is between Caterpillar Financial Services Corporation, a Delaware corporation whose address is 1855 W. Baseline Rd. Ste. 270, Mesa, AZ 85202 ("Lessor") and CR Briggs Croporation, whose address is 1525 No. Norma Street, Suite C, Ridgecrest, CA 93555 ("Lessee").

           Lessor agrees to acquire and lease to Lessee, and Lessee agrees to lease from Lessor, the personal property ("Units" and individually "Unit") described in any schedule ("Schedule") attached or which may in the future be attached (any Schedule upon execution by Lessee and Lessor becoming a part of this Lease), upon the following terms and conditions:

SECTION 1   ACQUISITION AND DELIVERY

           1.1 Lessee shall select each Unit it desires to lease from Lessor and the vendor of the Unit. Lessor, in reliance on these selections and subject to
Section 1.3, will, on or prior to the Delivery Date (as hereafter defined) of the Unit, either (a) enter into a purchase agreement for the Unit with the vendor, or (b) accept assignment from Lessee, using Lessor's standard form, of all of Lessee's right, title and interest in and to the Unit and any existing purchase agreement with the vendor. The Delivery Date of each Unit shall be the date on which (a) Lessor executes the Schedule covering the Unit, (b) Lessor takes title to the Unit, or (c) Lessee or its agent takes control or physical possession of the Unit, whichever is latest.

           1.2 If Lessee has taken title to a Unit, then Section 1.2 shall apply with respect to the Unit in lieu of Section 1.1. On a date agreed upon by Lessor and Lessee (the "Delivery Date"), Lessor agrees to purchase from (subject to Section 1.3) and lease back to Lessee and Lessee agrees to sell to and lease back from Lessor the Unit, provided Lessee has executed and delivered to Lessor or its designee a bill of sale, in Lessor's standard form, with respect to the Unit. Lessee warrants that as of the Delivery Date the Unit and Lessee's right, title and interest in and to the Unit shall be free from all claims, liens, security interests and encumbrances.

           1.3 The obligation of Lessor to purchase and pay for a Unit leased under any Schedule is subject to (a) Lessee having accepted the Unit on the Delivery Date; (b) the Delivery Date of the Unit being on or before the utilization date stated in the Schedule; (c) no Event of Default (as hereinafter defined) or any event which with notice or lapse of time would become an Event of Default, existing as of the Delivery Date of the Unit; and (d) no material adverse change in Lessee's financial or operating condition having occurred after the execution of any Schedule and before the Delivery Date of the Unit. If any of the foregoing conditions are not met, Lessee shall, upon request, promptly discharge any obligation to pay for the Unit which Lessor may have assumed or incurred and, upon discharge, Lessor shall assign to Lessee, without recourse or warranty, any interest of Lessor in the Unit.

           1.4 Lessee shall execute and send Lessor's delivery supplement promptly after delivery of a Unit.

SECTION 2  TERM, RENT AND PAYMENT

           2.1 The term of this Lease as to each Unit shall start on its Delivery Date and continue as stated in the applicable Schedule.

           2.2 Lessee shall pay to Lessor, at the location designated by Lessor in writing, rent for each Unit in the amounts and at the times stated in the applicable Schedule. Lessee shall pay to Lessor, on demand, a late payment charge equal to that stated in the applicable Schedule on the amount of any payment not made when due under this Lease from the date due until payment is received by Lessor.

           2.3 An amount equal to the first rent payment for all of the Units Lessee desires to lease pursuant to a Schedule must accompany the Schedule, executed by Lessee, when submitted to Lessor. If Lessor executes the Schedule, the amount shall be the first rent payment. If Lessor does not execute the Schedule, the amount will be returned to Lessee.

           2.4 Lessee shall not be entitled to any abatement or reduction of rent or any setoff against rent for any reason whatsoever. Except as otherwise provided, this Lease shall not terminate, nor shall the obligations of Lessor or Lessee be affected, by reason of any defect in, damage to, destruction of, or loss of possession or use of a Unit; by the attachment of any lien, encumbrance, security interest or other claim of any third party to a Unit; by restriction of or interference with Lessee's use of a Unit; by the insolvency of or the commencement by or against Lessee of any bankruptcy, reorganization or similar proceeding, or for any other cause, whether similar or dissimilar to the foregoing. It is the intention of the parties that all rent and other amounts payable by Lessee shall be paid in the manner and at the times provided.

SECTION 3  WARRANTY DISCLAIMER

           Lessee acknowledges and agrees that (a) each Unit is of a size, design and make selected by Lessee, (b) each Unit is suitable for Lessee's purposes, (c) each Unit contains all safety features deemed necessary by Lessee,
(d) Lessor is not the manufacturer of any Unit, (e) the vendor of any Unit is not an agent of Lessor, and (f) LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALITY, DESCRIPTION OR DURABILITY OF A UNIT, OR ITS FITNESS FOR A PARTICULAR PURPOSE. Lessor assigns to Lessee, to the extent assignable, any warranties of a Unit by its manufacturer and/or vendor, provided that any action taken by Lessee by reason thereof shall be at the expense of Lessee.

SECTION 4  POSSESSION, USE AND MAINTENANCE

           4.1 Lessee shall not (a) use, operate, maintain or store a Unit improperly, carelessly, unsafely or in violation of any applicable law or regulation of any governmental authority or for any purpose other than in the conduct of its business; (b) abandon a Unit; (c) except as may be provided in a Rider to this Lease, sublease a Unit or permit its use by anyone other than Lessee without the prior written consent of Lessor; (d) permit the use of a Unit to be changed from that specified in the Application Survey attached to the applicable Schedule without the prior written consent of Lessor; (e) permit the location of a Unit to be changed from that specified in the applicable Schedule without the prior written consent of Lessor; or (f) create, incur or allow to exist any lien, claim, security interest or encumbrance on any of its rights hereunder or a Unit.

           4.2 Lessee, at its expense, shall maintain each Unit in good operating order, repair and condition and shall perform maintenance at least as frequently as set forth in any applicable operator's guide, service manual, or lubrication and maintenance guide for each Unit.

           4.3 Lessee shall not alter a Unit or affix any accessory or equipment to it if doing so will impair its originally intended function or use or reduce its value. Lessee shall not make any "non-severable" addition (as defined for federal income tax purposes) to a Unit without the prior written consent of Lessor. Any alteration or addition to a Unit, including the alteration of any safety feature, shall be at the sole risk and responsibility of Lessee. If an Event of Default occurs and is continuing, all parts, accessories and equipment affixed to a Unit, excluding temporary replacements, shall become property of Lessor. If no Event of Default has occurred and is continuing, Lessee may remove at its expense any such parts, accessories and equipment at the expiration of the term of this Lease with respect to the Unit, provided that removal will not impair its originally intended function or use.

           4.4 If Lessor supplies Lessee with labels stating that the Unit is leased from Lessor, Lessee shall affix and keep them in a prominent place on the Unit.

           4.5 Lessor and its agents shall have the right to inspect a Unit, observe its use and inspect any maintenance records relating to it at all reasonable times. Lessor assumes no responsibility and waives no rights as a result of any inspection or observation.

           4.6 Each Unit shall remain the personal property of Lessor regardless of its use or manner of attachment to realty.

SECTION 5  TAXES

           5.1 Lessee shall promptly pay or reimburse Lessor for all fees and taxes of any nature, together with any penalties, fines or additions to tax and interest hereon (all of the foregoing hereafter the "Impositions"), levied upon Lessor by any taxing authority with respect to or in connection with a Unit from the time it is purchased by Lessor until it is returned to Lessor. Excluded, however, are taxes measured by Lessor's net income, but not excluded are net income taxes which by the terms of the statute imposing the tax expressly relieve Lessee or Lessor from the payment of any Impositions which Lessee would otherwise be obligated to pay or reimburse. If Lessor is not entitled to equal deduction with respect to any Imposition which Lessee is required to pay or reimburse hereunder and payment or reimbursement constitutes income to Lessor, then Lessee shall also pay to Lessor the amount of any Impositions which Lessor is obligated to pay in respect of (a) the payment or reimbursement by Lessee and
(b) any payment by Lessee made pursuant to this sentence. Lessee shall prepare and file, in a manner satisfactory to Lessor, any reports or returns which may be required with respect to a Unit.

           5.2 This Lease is entered into on the basis that Lessor shall be entitled to (a) depreciation deductions with respect to the Unit, in accordance with Section 168(a) of the Internal Revenue Code of 1986, as amended (the "Code"), based upon the applicable depreciation method and recovery period specified in Sections 168(b) and (c) of the Code as identified by Lessee; and
(b) for state income tax purposes, deductions analogous to (a) (all of the foregoing hereinafter the "Tax Benefits"). If Lessor, for any reason other than those stated in (i) through (iv) below, shall lose or lose the right to claim or, if there shall be disallowed, deferred or recaptured with respect to Lessor, any of the Tax Benefits with respect to any Unit (any of the foregoing hereafter a "Loss"), then within thirty (30) days after written notice to Lessee by Lessor that a Loss has occurred, Lessee shall pay Lessor an amount which, in the reasonable opinion of Lessor, will cause Lessor's net after tax rate of return over the term of this Lease in respect to the Unit to equal the net after tax rate of return that would have been realized if Lessor had been entitled to its anticipated utilization of all of the Tax Benefits. Lessor shall not be entitled to payment for any Loss arising solely as a direct result of any of the following: (i) a failure of Lessor to timely or properly claim the Tax Benefits for a Unit; (ii) a foreclosure by any person holding a lien through Lessor on any Unit, which foreclosure results solely from an act of Lessor; (iii) a Casualty Occurrence, if the Casualty Value in connection therewith has been paid by Lessee; or (iv) the failure of Lessor to have sufficient taxable income or tax liability to utilize the Tax Benefits. Lessor shall be under no obligation to contest any action which may result in a Loss. Lessee acknowledges and confirms that Lessor's classification of the Unit in accordance with Section 168(e) of the Code and Lessor's entitlement to the Tax Benefits is based solely upon Lessee's representations as to the proper classification of the Unit as aforesaid.

           5.3 For purposes of Sections 5.1 and 5.2, "Lessor" shall include any affiliated group (within the meaning of Section 1504 of the Code) of which Lessor is a member for any year in which a consolidated or combined income tax return is filed for the affiliated group.

SECTION 6  LOSS OR DAMAGE

           6.1 Lessee shall bear the risk of any Casualty Occurrence (the Unit is worn out, lost, stolen, destroyed, taken by governmental action or, in Lessors opinion, irreparably damaged) or other damage from the time it is purchased by Lessor until it is returned to Lessor. Lessee shall give Lessor prompt notice of a Casualty Occurrence or other damage. If, in Lessor's opinion, the damage is not a Casualty Occurrence, Lessee shall, at its expense, promptly restore the Unit to the condition required by Section 4. If a Casualty Occurrence, Lessee shall pay to Lessor on the first rent payment date following the Casualty Occurrence (thirty (30) days after the Casualty Occurrence if there is no rent payment date remaining) all amounts then due under this Lease with respect to the Unit, plus a sum equal to the applicable Casualty Value of the Unit as shown in the Exhibit attached to the applicable Schedule. Upon making this payment, the term of this Lease with respect to the Unit shall terminate and Lessor shall be entitled to possession of the Unit. Lessee shall be entitled to any recovery for the Unit from insurance or otherwise to the extent it does not exceed the amount of the Casualty Value paid by Lessee.

           6.2 LESSEE AGREES TO DEFEND, INDEMNIFY AND HOLD LESSOR, ITS EMPLOYEES, DIRECTORS AND OFFICERS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS OF LESSEE AND/OR THIRD PARTIES (INCLUDING, BUT NOT LIMITED TO, CLAIMS RELATING TO PATENT INFRINGEMENT, BASED UPON STRICT LIABILITY IN TORT AND FOR CONSEQUENTIAL DAMAGES), LOSSES, LIABILITIES, DEMANDS, SUITS, JUDGMENTS AND CAUSES OF ACTION, AND ANY COSTS OR EXPENSES IN CONNECTION THEREWITH, INCLUDING REASONABLE ATTORNEY'S FEES AND EXPENSES WHICH MAY RESULT FROM OR ARISE IN ANY MANNER OUT OF THE DELIVERY (INCLUDING ANY DELAY IN, OR FAILURE OF, DELIVERY), SELECTION, PURCHASE, ACCEPTANCE OR REJECTION, OWNERSHIP, POSSESSION, CONDITION, USE, OPERATION, MAINTENANCE OR REPAIR OF A UNIT FROM THE TIME IT IS PURCHASED BY LESSOR UNTIL IT IS RETURNED TO LESSOR OR WHICH MAY BE ATTRIBUTABLE TO A DEFECT IN A UNIT, THE MATERIAL USED THEREIN OR THE DESIGN, MANUFACTURE OR TESTING THEREOF, REGARDLESS OF WHEN THE DEFECT IS DISCOVERED, WHETHER OR NOT THE UNIT IS IN THE POSSESSION OF LESSEE AND WHERE IT IS LOCATED.

SECTION 7  INSURANCE

           Lessee, at its expense, shall keep each Unit insured for the benefit of Lessor against all risks for not less than its Casualty Value and shall maintain comprehensive public liability insurance (including product and broad form contractual liability) covering the Unit for not less than $500,000 combined coverage for bodily injury and property damage. All insurance shall be in a form and with companies as Lessor shall approve, shall specify Lessor and Lessee as named insureds, shall be primary, without right of the contribution from any other insurance carried by Lessor, and shall provide that the insurance may not be canceled or altered so as to affect the interest of Lessor without at least ten (10) days' prior written notice to Lessor. All insurance covering loss or damage to a Unit shall name Lessor as loss payee. Lessee shall not make adjustments with insurers except with Lessor's prior written consent and hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to receive payment of and to endorse all checks, drafts and other documents and to take any other actions necessary to pursue insurance claims and recover payments if Lessee fails to do so. Lessee shall promptly notify Lessor of any occurrence which may become the basis of a claim and shall provide Lessor with all requested pertinent data. Lessee shall deliver to Lessor evidence of such insurance coverage.

SECTION 8  DEFAULT

           8.1 Each of the following constitutes an event of default ("Event of Default"): (a) Lessee fails to make any payment when due; (b) any representation or warranty to Lessor which is incorrect or misleading; (c) Lessee fails to observe or perform any covenant, agreement or warranty made by Lessee and the failure continues for ten (10) days after written notice to Lessee (d) any default occurs under any other agreement between Lessee and Lessor or any affiliate of Lessor; (e) Lessee or any guarantor of this Lease ceases to do business, becomes insolvent, makes an assignment for the benefit of creditors or files any petition or action under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors; (f) filing of an involuntary petition under any bankruptcy statute against Lessee or any guarantor of this Lease, or appointment of a receiver, trustee, custodian or similar official to take possession of the properties of Lessee or any guarantor of this Lease, unless the petition or appointment ceases to be in effect within thirty (30) days after filing or appointment; and (g) breach or repudiation of a guaranty obtained by Lessor in connection with this Lease.

           8.2 If an Event of Default occurs, Lessor may (a) proceed by court action to enforce performance by Lessee of the covenants of this Lease or to recover damages for their breach or (b) by notice in writing to Lessee terminate this Lease, in which event all rights of Lessee to use the Unit shall terminate, but Lessee shall remain liable as provided herein and Lessor may do one or more of the following: (i) require Lessee to return each Unit pursuant to Section 9;
(ii) enter the premises where any Unit may be and take possession of it without notice, liability or legal process; (iii) recover from Lessee (whether or not Lessor takes possession of a Unit) all amounts due or accrued on the date of termination; (iv) recover as damages for loss of bargain and not as a penalty a sum equal to the Casualty Value of the Unit; and (v) recover any other damages incurred by Lessor because of the breach of any covenant, representation or warranty other than payment of rent.

           8.3 If an Event of Default occurs, and Lessee returns a Unit pursuant to Section 9, Lessor shall undertake commercially reasonable efforts to sell or re-lease it and the proceeds of any sale or re-lease shall be applied in the following order: (a) to reimburse Lessor for all expenses of retaking, holding, preparing for sale or re-lease and selling or re-leasing the Unit, including any taxes, charges, costs, expenses and reasonable attorney's fees incurred by Lessor; (b) to pay Lessor all amounts which under the terms of this Lease are due or have accrued as of the date of Lessor's receipt of the proceeds; and (c) to reimburse Lessee for any sums previously paid to Lessor as damages for loss of bargain. Any surplus shall be retained by Lessor, to the extent permitted by law. Lessee shall promptly pay any deficiency to Lessor. Lessee acknowledges that the sale of a Unit to a wholesaler, retailer or user for cash or credit are all commercially reasonable.

           8.4 Lessee agrees to pay all charges, costs, expenses and reasonable attorney's fees incurred by Lessor in enforcing this Lease.

           8.5 The remedies provided to Lessor shall be cumulative and shall be in addition to all other remedies existing at law or in equity.

           8.6 If Lessee fails to perform any of its obligations under this Lease, Lessor may perform the obligation and the expenses incurred by Lessor as a result shall be payable by Lessee upon demand.

SECTION 9  RETURN OF UNIT

           Upon expiration of the term of this Lease with respect to a Unit, or if Lessor shall rightfully demand possession of a Unit, Lessee, at its expense, shall promptly deliver possession of the Unit to Lessor, properly protected and in the condition required by Section 4, at the option of Lessor, (a) to the premises of the nearest Caterpillar dealer selling equipment of the same type as the Unit, or (b) on board a carrier named by Lessor and shipping it, freight collect, to the destination designated by Lessor. If the Unit is not in the condition required by Section 4, Lessee shall pay to Lessor, on demand, all costs and expenses incurred by Lessor to bring the Unit into the required condition.

SECTION 10  ASSIGNMENT

           All or any of the rights of Lessor under this Lease and title to a Unit may be assigned by Lessor at any time. If notified by Lessor, Lessee shall make all payments due under this Lease to the party designated without offset or deduction. No assignment of this Lease, or any right or obligation under it, may be made by Lessee or any assignee of Lessee, without the prior written consent of Lessor. This Lease shall be binding upon and benefit Lessor and Lessee and their respective successors and assigns. If this Lease is assigned by Lessor to a partnership or trust, the term "Lessor" shall mean and include the partnership or trust and shall also include (a), for purposes of Sections 3, 4, 5.1, 5.2, 6, 7, 8 and 9, each partner in or beneficiary of the partnership or trust and (b), for purposes of Sections 5.1 and 5.2, any affiliated group of which a partner or beneficiary is a member for any year in which a consolidated or combined income tax return is filed for the affiliated group.

SECTION 11  FURTHER ASSURANCES

           11.1 Lessee shall, at its expense, do any act and execute, acknowledge, deliver, file, register and record any documents which Lessor may reasonably request in order to protect Lessor's title to a Unit and Lessor's right and benefits under this Lease.

           11.2 Lessee represents and warrants to Lessor that (a) Lessee has the power to make, deliver and perform under this Lease and all documents contemplated by this Lease; (b) Lessee has taken all action needed to authorize the execution, delivery and performance of this Lease and all documents contemplated by this Lease; (c) the person or persons executing and delivering this Lease and documents contemplated by this Lease are authorized to do so; (d) this Lease constitutes a valid obligation of Lessee, legally binding upon it and enforceable in accordance with its terms; and (e) the execution, delivery and performance of this Lease and all documents contemplated by this Lease do not require any consent or approval which has not been obtained. At the request of Lessor, Lessee shall provide a certificate as to the foregoing representations and warranties in a form satisfactory to Lessor.

SECTION 12  EFFECT OF WAIVER

           A delay or omission by Lessor to exercise any right, power or remedy shall not impair the right, power or remedy and shall not be construed to be a waiver of any breach or default. Any waiver or consent by Lessor of or to any breach or default must be in writing.

SECTION    13 SEVERABILITY AND SURVIVAL OF COVENANTS

           If any provision of this Lease shall be invalid under any law, it shall be inapplicable and deemed omitted but the remaining provisions shall be given effect in accordance with the intent of the Lease. All obligations of Lessee shall survive the expiration or termination of this Lease to the extent required for their full observance and performance.

SECTION 14  EFFECT AND MODIFICATION OF LEASE

           This Lease exclusively and completely states the rights of Lessor and Lessee with respect to the leasing of a Unit and supersedes all prior agreements, oral or written. No variation or modification of this Lease shall be valid unless in writing.

SECTION 15  FINANCIAL INFORMATION

           Lessee shall keep its books and records in accordance with generally accepted accounting principles and practices and shall deliver to Lessor its annual audited financial statements and those unaudited financial statements reasonably requested by Lessor. Lessee represents and warrants to Lessor that all credit, financial and other information submitted to Lessor is and shall be true, correct and complete.

SECTION 16  NOTICES

           All demands and notices shall be in writing and deemed given when personally delivered or received by mail, postage prepaid, addressed to the other party at the address stated above or at any other address as may be furnished in writing by a party to the other.

SECTION 17  COPIES

           Two copies of this Lease have been executed by the parties. One has been marked "Lessor's Copy" and the other has been marked "Lessee's Copy". Only the copy marked "Lessor's Copy" shall evidence a monetary obligation of Lessee.

IN WITNESS WHEREOF, the parties have executed this Lease.

    C R BRIGGS CORPORATION            CATERPILLAR FINANCIAL SERVICES CORPORATION
                 ("LESSEE")                           ("LESSOR")

Signature                                     Signature
          -----------------------------                ------------------------

Name (Print)   Richard H. De Voto             Name (Print)   F. Lynn McPheeters
             -----------------------                       --------------------
Title      President                          Title    Executive Vice President
     -----------------------------                 ----------------------------
Date       December 4,            1995        Date      December 27, 1995
     -----------------------------                -----------------------------


LESSEE COPY

SCHEDULE NO. 1
TO MASTER TAX LEASE DATED AS OF DEC 27 1995
BETWEEN CATERPILLAR FINANCIAL SERVICES CORPORATION AND
C R BRIGGS CORPORATION


A. TERM AND RENT: The Lease term of each Unit shall start on its Delivery Date and shall continue for 60 months. During the Lease term, Lessee shall pay rent in advance [__] in arrears [X] ('X' one -- see payment alternatives on reverse side) for each Unit at the rate set forth in Section B. Payments will start accounting to the payment alternative and on the same date of each month thereafter during the term of the Lease, except for the months of (__n/a__).



                                                                                                RENT           PURCHASE
B.  DESCRIPTION OF UNIT(S)                                              SERIAL#                 RATE              PRICE
(1) NEW  777C            CATERPILLAR OFF-HIGHWAY TRUCK                  4XJ00795              10,526.00      230,819.00

(1) NEW  777C            CATERPILLAR OFF-HIGHWAY TRUCK                  4XJ00790              10,526.00      230,819.00

(1) NEW  777C            CATERPILLAR OFF-HIGHWAY TRUCK                  4XJ00772              10,526.00      230,819.00

(1) NEW  777C            CATERPILLAR OFF-HIGHWAY TRUCK                  4XJ00792              10,526.00      230,819.00

(1) NEW  992D            CATERPILLAR WHEEL LOADER                       7MJ00433              16,238.00      228,441.00

(1) NEW  992D            CATERPILLAR WHEEL LOADER                       7MJ00434              16,238.00      228,441.00

(1) NEW  D10N            CATERPILLAR TRACK-TYPE TRACTOR WITH            3SK00894              10,612.00      155,515.00
                         DOZER S/N:7RH00585 AND RIPPER S/N:7MH00626
(1) new  D9R             CATERPILLAR TRACK-TYPE TRACTOR WITH            8BL00668               8,192.00      129,420.00
                         DOZER S/N:1LP00252 AND RIPPER S/N:1PP00453
(1) NEW  16G             CATERPILLAR MOTOR GRADER WITH                  93U03678               6,805.00       95,532.00
                         RIPPER S/N     n/a
                                     ----------
(1) NEW  D6H             CATERPILLAR TRACK-TYPE TRACTOR WITH            3ZF06187               3,258.00       45,053.00
                         DOZER S/N:1DH00916 AND RIPPER S/N:1EH01737

(1) NEW  426B            CATERPILLAR BACKHOE LOADER                     6KL01416                 963.00       15,486.00

(1) NEW  DM45E/1050      INGERSOLL RAND BLASTHOLE DRILL                 7003                   7,355.00       61,598.00

(1) NEW  DM45E/1050      INGERSOLL RAND BLASTHOLE DRILL                 7047                   7,355.00       61,598.00

(1) NEW  KODIAK          CHEVROLET LUBE TRUCK WITH NEW EVERGREEN LUBE   1GBT7H4J0SJ103978     $2,358.00       19,746.00
                         BODY



              SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS

Lessee: C R BRIGGS CORPORATION                                  Lessor: CATERPILLAR FINANCIAL SERVICES CORPORATION

By           /s/  RICHARD H. DE VOTO                            By             /s/  F. LYNN MC PHEETERS
   ----------------------------------------------------            -------------------------------------------------------


Name (PRINT)      RICHARD H. DE VETO                            Name (PRINT)        F. LYNN MC PHEETERS
            -------------------------------------------                      ----------------------------------------------

Title                PRESIDENT                                  Title             EXECUTIVE VICE PRESIDENT
      -------------------------------------------------               -----------------------------------------------------

Date                DEC. 4, 1995                                Date                     DEC. 27, 1995
     --------------------------------------------------               ------------------------------------------------------


LESSEE COPY

C. PURCHASE OPTIONS: (See below) 'X' one: [ ] FMV Option [X] CAT Value Option [ ] None

D. DEPRECIATION PERIOD: The Lease is entered into on the basis that Lessor shall be entitled to depreciation deduction with respect to each Unit for property with a recovery period of 7 years.

E.  UTILIZATION DATE: January 31, 1996

F. LATE RENT PAYMENT CHARGE: Five percent (5%) of the amount not paid when due or the highest charge allowed by law, whichever is less.

G.  LOCATION OF UNIT(S): C R BRIGGS MINE SITE 7 MI S OF
                         BALLARAT, CA (INYO COUNTY)

H.  ADDITIONAL PROVISIONS:      RIDERS:
                                Construction Equipment Application Survey Rider


PAYMENT ALTERNATIVES:

If rent is due IN ADVANCE: The first payment for each Unit shall be due on its Delivery Date.

If rent is due IN ARREARS: The first payment for each Unit shall be due one month (or other period as stated in Section A) after its Delivery Date.

PURCHASE OPTIONS:

If FAIR MARKET VALUE (FMV) is checked: If no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than six (6) months prior to the end of the term of the Lease of a Unit, elect to purchase it AS IS, WHERE IS, WITH ALL FAULTS, for a purchase price equal to the then Fair Market Value of the Unit. Fair Market Value is the amount which would be obtained in an arm's length transaction between an informed and willing buyer under no compulsion to buy (other than a used equipment dealer or a buyer currently in possession) and an informed and willing seller under no compulsion to sell and, in the determination thereof, costs of removal from the current location shall not be a deduction from such value. If Lessor and Lessee have not agreed upon the Fair Market Value of the Unit four (4) months prior to the end of the term, Lessee shall either (a) rescind the election to purchase it, or (b) apply to the American Arbitration Association for appointment of an appraiser with instructions to determine its Fair Market Value within thirty (30) days after his appointment and communicate the determination in writing to Lessor and Lessee. The determination shall be conclusively binding upon Lessor and Lessee. The expenses and fees of the appraiser shall be paid by Lessee. Upon receipt of the purchase price, plus any taxes due in connection with the sale of the Unit, Lessor shall deliver to Lessee upon request a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through Lessor. Failure of Lessee to apply for appointment of an appraiser shall be deemed a rescission of the election to purchase the Unit.

If CAT VALUE OPTION is checked: If no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than sixty
(60) days prior to the end of the term of the Lease with respect to a Unit, elect to purchase it at the end of the term for the Purchase Price stated in Section B. Lessor and Lessee agree the Purchase Price is a reasonable estimate of the Fair Market Value of the Unit at the end of the term. Upon receipt of the Purchase Price, plus any taxes due in connection with the sale of the Unit, Lessor shall deliver to Lessee, upon request, a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through the Lessor. Lessee shall purchase the Unit "AS IS, WHERE IS, WITH ALL FAULTS."

ADDENDUM TO SCHEDULE NO. 1
TO MASTER TAX LEASE DATED DECEMBER 27, 1995
BETWEEN CATERPILLAR FINANCIAL SERVICES CORPORATION AND
C R BRIGGS CORPORATION

This addendum changes the serial number, the rent rate, and the purchase price for the Chevrolet Kodiak Lube Truck with Evergreen Lube Body to the following:

SERIAL #                 RENT RATE      PURCHASE PRICE

1GBT7H4J00J103978        2,358.00         19,746.00

IN WITNESS HEREOF, the parties hereto have caused this Addendum to be executed by the signatures of their authorized representatives in the places provided below.


                                        Caterpillar Financial
C R Briggs Corporation                  Services Corporation

By: /s/ RICHARD T. PHILLIPS             By: /s/ SCOTT E. HARRIS
    ------------------------------          --------------------------------

Title: TREASURER                        Title: REG CREDIT MGR.
       ---------------------------             -----------------------------

Date: 12/28/95                          Date: 12/28/95
      ----------------------------            ------------------------------


LESSEE COPY

SCHEDULE NO. 2
TO MASTER TAX LEASE DATED AS OF DEC 27, 1995
BETWEEN CATERPILLAR FINANCIAL SERVICES CORPORATION AND
C R BRIGGS CORPORATION



A. TERM AND RENT: The Lease term of each Unit shall start on its Delivery Date and shall continue for 36 months. During the Lease term, Lessee shall pay rent in advance [__] in arrears [X] ('X' one -- see payment alternatives on reverse side) for each Unit at the rate set forth in Section B. Payments will start according to the payment alternative and on the same date of each month thereafter during the term of the Lease, except for the months of (n/a).

                                                                                              RENT          PURCHASE
B. DESCRIPTION OF UNIT(S)                                                 SERIAL #             RATE           PRICE
(1) USED 7778        1990 CATERPILLAR OFF-HIGHWAY TRUCK COMPLETE       S/N:4YC01391         2,908.00        54,819.45
                     WITH NEW EVERGREEN 18,000 GALLON WATER TANK       S/N:553138





              SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS

Lessee: C R BRIGGS CORPORATION                      Lessor: CATERPILLAR FINANCIAL SERVICES CORPORATION

By /s/  RICHARD T. PHILLIPS                         By  /s/  SCOTT E. HARRIS
   ----------------------------------------             ---------------------------------------

Name (PRINT)   RICHARD T. PHILLIPS                  Name (PRINT)   SCOTT E. HARRIS
             ------------------------------                      ------------------------------

Title   TREASURER                                   Title   REGIONAL CREDIT MANAGER
      -------------------------------------               -------------------------------------

Date   12/22/95                                     Date   12/27/95
     --------------------------------------              --------------------------------------


LESSEE COPY

C.  PURCHASE OPTIONS: (See below) 'X' one:  [___] FMV Option  [_X_] CAT Value
Option   [___] None

D. DEPRECIATION PERIOD: The Lease is entered into on the basis that Lessor shall be entitled to depreciation deduction with respect to each Unit for property with a recovery period of 7 years.

E.  UTILIZATION DATE: DECEMBER 31, 1995

F. LATE RENT PAYMENT CHARGE: Five percent (5%) of the amount not paid when due or the highest charge allowed by law, whichever is less.

G.  LOCATION OF UNIT(S): C R BRIGGS MINE SITE, 7 MI S OF
                         BALLARAT, CA

H.  ADDITIONAL PROVISIONS:      RIDERS:
                                Construction Equip Application Survey/Equip
                                Return Rider
                                Construction Equipment Application Survey Rider



PAYMENT ALTERNATIVES:

If rent is due IN ADVANCE: The first payment for each Unit shall be due on its Delivery Date.

If rent is due IN ARREARS: The first payment for each Unit shall be due one month (or other period as stated in Section A) after its Delivery Date.

PURCHASE OPTIONS:

If FAIR MARKET VALUE (FMV) is checked: If no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than six (6) months prior to the end of the term of the Lease of a Unit, elect to purchase it AS IS, WHERE IS, WITH ALL FAULTS, for a purchase price equal to the then Fair Market Value of the Unit. Fair Market Value is the amount which would be obtained in an arm's length transaction between an informed and willing buyer under no compulsion to buy (other than a used equipment dealer or a buyer currently in possession) and an informed and willing seller under no compulsion to sell and, in the determination thereof, costs of removal from the current location shall not be a deduction from such value. If Lessor and Lessee have not agreed upon the Fair Market Value of the Unit four (4) months prior to the end of the term, Lessee shall either (a) rescind the election to purchase it, or (b) apply to the American Arbitration Association for appointment of an appraiser with instructions to determine its Fair Market Value within thirty
(30) days after his appointment and communicate the determination in writing to Lessor and Lessee. The determination shall be conclusively binding upon Lessor and Lessee. The expenses and fees of the appraiser shall be paid by Lessee. Upon receipt of the purchase price, plus any taxes due in connection with the sale of the Unit, Lessor shall deliver to Lessee upon request a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through Lessor. Failure of lessee to apply for appointment of an appraiser shall be deemed a rescission of the election to purchase the Unit.

If CAT VALUE OPTION is checked: If no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than sixty
(60) days prior to the end of the term of the Lease with respect to a Unit, elect to purchase it at the end of the term for the Purchase Price stated in Section B. Lessor and Lessee agree the Purchase Price is a reasonable estimate of the Fair Market Value of the Unit at the end of the term. Upon receipt of the Purchase Price, plus any taxes due in connection with the sale of the Unit, Lessor shall deliver to lessee, upon request, a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through the Lessor. Lessee shall purchase the Unit "AS IS, WHERE IS, WITH ALL FAULTS."

SCHEDULE NO. 3
TO MASTER TAX LEASE DATED AS OF DECEMBER 27, 1995
BETWEEN CATERPILLAR FINANCIAL SERVICES CORPORATION AND
C R BRIGGS CORPORATION

A. TERM AND RENT: The Lease term of each Unit shall start on its Delivery Date and shall continue for 60 months. During the Lease term, Lessee shall pay rent in advance [___] in arrears [ X ] ("X" one -- see payment alternatives on reverse side) for each Unit at the rate set forth in Section B. Payments will start according to the payment alternative and on the same date of each month thereafter during the term of the Lease, except for the months of (___ n/a ___).

                                                                                                RENT           PURCHASE
B.  DESCRIPTION OF UNIT(S)                                              SERIAL#                 RATE              PRICE
(1) NEW IT28F            1995 CATERPILLAR INTEGRATED
                         TOOL CARRIER WITH ATTACHMENTS                  3CLO1567              1,919.00        35,711.00

              SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS

Lessee: C R BRIGGS CORPORATION                              Lessor: CATERPILLAR FINANCIAL SERVICES CORPORATION

By  /s/  RICHARD T. PHILLIPS                                By  /s/  LISA LOPEZ MCKINN
    __________________________________________________      __________________________________________________


Name (PRINT)  RICHARD T. PHILLIPS                           Name (PRINT)  LISA LOPEZ MCKINN
              ________________________________________                    ____________________________________


Title  TREASURER                                            Title  OPERATIONS MANAGER
       _______________________________________________             ___________________________________________


Date  1/10/96                                               Date  JAN 11 1996
      ________________________________________________            ____________________________________________

LESSEE COPY

C. PURCHASE OPTIONS: (See below) 'X' one: [___] FMV Option [_X_] CAT Value Option [___] None

D. DEPRECIATION PERIOD: The Lease is entered into on the basis that Lessor shall be entitled to depreciation deduction with respect to each Unit for property with a recovery period of 7 years.

E. UTILIZATION DATE: APRIL 30, 1996

F. LAST RENT PAYMENT CHARGE: Five percent (5%) of the amount not paid when due or the highest charge allowed by law, whichever is less.

G. LOCATION OF UNIT(S): C R BRIGGS MINE SITE 7 MI S OF
                        BALLARAT, CA (INYO COUNTY)

H. ADDITIONAL PROVISIONS:               RIDERS:
                                        Construction Equipment Application
                                        Survey Rider



PAYMENT ALTERNATIVES:

If rent is due IN ADVANCE: The first payment for each Unit shall be due on its Delivery Date.

If rent is due IN ARREARS: The first payment for each Unit shall be due one month (or other period as stated in Section A) after its Delivery Date.

PURCHASE OPTIONS:

If FAIR MARKET VALUE (FMV) is checked: If no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than six (6) months prior to the end of the term of the Lease of a Unit, elect to purchase it AS IS, WHERE IS, WITH ALL FAULTS, for a purchase price equal to the then Fair Market Value of the Unit. Fair Market Value is the amount which would be obtained in an arm's length transaction between an informed and willing buyer under no compulsion to buy (other than a used equipment dealer or a buyer currently in possession) and an informed and willing seller under no compulsion to sell and, in the determination thereof, costs of removal from the current location shall not be a deduction from such value. If Lessor and Lessee have not agreed upon the Fair Market Value of the Unit four (4) months prior to the end of the term, Lessee shall either (a) rescind the election to purchase it, or (b) apply to the American Arbitration Association for appointment of an appraiser with instructions to determine its Fair Market Value within thirty
(30) days after his appointment and communicate the determination in writing to Lessor and Lessee. The determination shall be conclusively binding upon Lessor and Lessee. The expenses and fees of the appraiser shall be paid by Lessee.
Upon receipt of the purchase price, plus any taxes due in connection with the sale of the Unit, Lessor shall deliver to Lessee upon request a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through Lessor. Failure of Lessee to apply for appointment of an appraiser shall be deemed a rescission of the election to purchase the Unit.

If CAT VALUE OPTION is checked: If no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than sixty
(60) days prior to the end of the term of the Lease with respect to a Unit, elect to purchase it at the end of the term for the Purchase Price stated in Section B. Lessor and Lessee agree the Purchase Price is a reasonable estimate of the Fair Market Value of the Unit at the end of the term. Upon receipt of the Purchase Price, plus any taxes due in connection with the sale of the Unit, Lessor shall deliver to Lessee, upon request, a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through the Lessor, Lessee shall purchase the Unit "AS IS, WHERE IS, WITH ALL FAULTS."

C.  PURCHASE OPTIONS: (See below) 'X' one:  [___] FMV Option  [_X_] CAT Value
Option   [___] None

D. DEPRECIATION PERIOD: The Lease is entered into on the basis that Lessor shall be entitled to depreciation deduction with respect to each Unit for property with a recovery period of 7 years.

E.  UTILIZATION DATE: APRIL 30, 1996

F. LATE RENT PAYMENT CHARGE: Five percent (5%) of the amount not paid when due or the highest charge allowed by law, whichever is less.

G.  LOCATION OF UNIT(S): C R BRIGGS MINE SITE, 7 MI S OF
                         BALLARAT, CA (INYO COUNTY)

H.  ADDITIONAL PROVISIONS:      RIDERS:
                                Construction Equipment Application Survey Rider
                                Construction Equip Application Survey/Equip
                                Return Rider
                                Construction Equipment Application Survey Rider



PAYMENT ALTERNATIVES:

If rent is due IN ADVANCE: The first payment for each Unit shall be due on its Delivery Date.

If rent is due IN ARREARS: The first payment for each Unit shall be due one month (or other period as stated in Section A) after its Delivery Date.

PURCHASE OPTIONS:

If FAIR MARKET VALUE (FMV) is checked: If no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than six (6) months prior to the end of the term of the Lease of a Unit, elect to purchase it AS IS, WHERE IS, WITH ALL FAULTS, for a purchase price equal to the then Fair Market Value of the Unit. Fair Market Value is the amount which would be obtained in an arm's length transaction between an informed and willing buyer under no compulsion to buy (other than a used equipment dealer or a buyer currently in possession) and an informed and willing seller under no compulsion to sell and, in the determination thereof, costs of removal from the current location shall not be a deduction from such value. If Lessor and Lessee have not agreed upon the Fair Market Value of the Unit four (4) months prior to the end of the term, Lessee shall either (a) rescind the election to purchase it, or (b) apply to the American Arbitration Association for appointment of an appraiser with instructions to determine its Fair Market Value within thirty
(30) days after his appointment and communicate the determination in writing to Lessor and Lessee. The determination shall be conclusively binding upon Lessor and Lessee. The expenses and fees of the appraiser shall be paid by Lessee. Upon receipt of the purchase price, plus any taxes due in connection with the sale of the Unit, Lessor shall deliver to Lessee upon request a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through Lessor. Failure of lessee to apply for appointment of an appraiser shall be deemed a rescission of the election to purchase the Unit.

If CAT VALUE OPTION is checked: If no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than sixty
(60) days prior to the end of the term of the Lease with respect to a Unit, elect to purchase it at the end of the term for the Purchase Price stated in Section B. Lessor and Lessee agree the Purchase Price is a reasonable estimate of the Fair Market Value of the Unit at the end of the term. Upon receipt of the Purchase Price, plus any taxes due in connection with the sale of the Unit, Lessor shall deliver to lessee, upon request, a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through the Lessor. Lessee shall purchase the Unit "AS IS, WHERE IS, WITH ALL FAULTS."

SCHEDULE NO. 4
TO MASTER TAX LEASE DATED AS OF DECEMBER 27, 1995
BETWEEN CATERPILLAR FINANCIAL SERVICES CORPORATION AND
C R BRIGGS CORPORATION

A. TERM AND RENT: The Lease term of each Unit shall start on its Delivery Date and shall continue for 60 months. During the Lease term, Lessee shall pay rent in advance [___] in arrears [ X ] ("X" one -- see payment alternatives on reverse side) for each Unit at the rate set forth in Section B. Payments will start according to the payment alternative and on the same date of each month thereafter during the term of the Lease, except for the months of (___ n/a ___).



                                                                                     RENT        PURCHASE
B. DESCRIPTION OF UNIT(S)                                          SERIAL#           RATE          PRICE
(1) NEW                      1996 CHEVROLET SERVICE TRUCK       1GBM7H1JOTJ103176   1,487.00      12,385.80
                             WITH NEW EVERGREEN SERVICE BODY



              SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS


Lessee: C R BRIGGS CORPORATION                              Lessor: CATERPILLAR FINANCIAL SERVICES CORPORATION

By  /s/ RICHARD PHILLIPS                                      By  /s/ LISA LOPEZ MCKINN
    __________________________________________________      __________________________________________________


Name (PRINT)   RICHARD T. PHILLIPS                            Name (PRINT)  LISA LOPEZ MCKINN
              ________________________________________                      ____________________________________


Title  TREASURER                                              Title  OPERATIONS MANAGER
       _______________________________________________               ___________________________________________


Date  1/17/96                                                 Date  FEB 01 1996
      ________________________________________________              ____________________________________________



LESSEE COPY

                  CONTINUING COLLATERALIZED GUARANTY OF PAYMENT

This Guaranty ("Guaranty") is made and entered into as of December 27, 1995 by Canyon Resources Corporation, 14142 Denver West Pkwy. Ste 250 Golden, CO 80401 (hereinafter, referred to as "Guarantor"), in favor of Caterpillar Financial Services Corporation, 3322 West End Avenue, Nashville, Tennessee 37203-0983 (hereinafter referred to as "Caterpillar Financial"), guaranteeing the Indebtedness (as hereinafter defined) of C R Briggs Corporation (hereinafter referred to as "Obligor").

Witnesseth:

For Value Received, and/or as an inducement to Caterpillar Financial to now or hereafter enter into, purchase or otherwise acquire the agreements, accounts and/or other obligations evidencing and/or securing Obligor's Indebtedness and in consideration of and for credit and financial accommodations now or hereafter extended to or for the account of the Obligor (which includes Caterpillar Financial's consent to an assignment and/or assumption of the Indebtedness), which is in the best interest of Guarantor and which would not have been extended but for this Guaranty, the Guarantor agrees as follows:

Section 1. Guaranty of Obligor's Indebtedness. Guarantor hereby absolutely, irrevocably and unconditionally agrees to, and by these presents does hereby:
(a) guarantee the prompt and punctual payment, performance and satisfaction of all present and future indebtedness and obligations of Obligor to Caterpillar Financial which Obligor now owes Caterpillar Financial or which Obligor shall at any time or from time to time hereafter owe Caterpillar Financial when the same shall become due, whether in connection with or arising out of conditional sales contracts, leases with existing and future additional schedules thereto, notes or other instruments or agreements, whether direct or contingent, due or to become due, joint or several primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, or by open account or otherwise, and whether representing rentals, principal, interest and/or late charges or other charges of an original balance, an accelerated balance, a balance reduced by part payment or a deficiency after sale of collateral or otherwise; (b) guarantee due regular and punctual payment and prompt performance of any other debt or obligation of any kind or character of Obligor to Caterpillar Financial; and (c) undertake and guarantee to pay on demand and indemnify Caterpillar Financial against all liabilities, losses, costs, attorney's fees, and expenses which may be suffered by Caterpillar Financial by reason of Obligor's default or default of the Guarantor (with all of Obligor's indebtedness and/or obligations as stated above (including all costs, fees and expenses) being hereinafter individually and collectively referred to under this Guaranty as Obligor's "Indebtedness", which Indebtedness shall be conclusively presumed to have been created in reliance upon this Guaranty).

Section 2. Joint, Several and Solidary Liability. Guarantor further agrees that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction of Obligor's Indebtedness are independent of any agreement or transaction with any third parties and shall be on a "joint and several" and "solidary" basis along with Obligor to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Obligor's Indebtedness. In the event that there is more than one guarantor under this Guaranty, or in the event that there are other guarantors, endorsers, sureties or any other party who may at any time become liable for all or any portion of Obligor's Indebtedness (each, an "Other Obligor"), the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each reference to the Guarantor shall include each and every one of those parties liable for all or any portion of Obligor's Indebtedness and each Guarantor's obligations and liabilities hereunder shall be on a "joint and several" and "solidary" basis along with such Other Obligors.

Section 3. Duration; Cancellation of Guaranty. This Guaranty and Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as Obligor's Indebtedness shall be fully and finally paid, performed and/or satisfied, until such time as this Guaranty may be canceled by Caterpillar Financial under a written cancellation instrument in favor of Guarantor or otherwise as stated herein.

Section 4. Default by Obligor. Immediately upon Obligor's default under any of its Indebtedness in favor of Caterpillar Financial, Caterpillar Financial may make demand upon Guarantor and Guarantor unconditionally and absolutely agrees to pay the full then unpaid amount of all of Obligor's Indebtedness (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) and/or perform any covenant or agreement hereunder guaranteed. Such payment or payments shall be made immediately following demand by Caterpillar Financial at Caterpillar Financial's offices indicated above.

Section 5. Collateralization. To secure payment and performance of all of Guarantor's current and future debts, liabilities and obligations to Caterpillar Financial, whether under this Guaranty or any other agreement between Guarantor and Caterpillar Financial, whether direct or contingent, the Guarantor does assign, pledge and give to Caterpillar Financial a security interest in the property described below, and all substitutions, replacements, additions and accessions thereto:

(1) 1990 Caterpillar D8N Track-Type Tractor S/N:9TC04091

(4) 1990 Caterpillar 777B Off-Highway Trucks S/N:4YC01392, S/N:4YC01392, S/N:4YC01400, S/N:4YC01391

(1) 1990 Caterpillar 992C Wheel Loader S/N: 49Z01714

(1) 1989 Caterpillar 16G Motor Grader S/N:93U02979

(1) 1990 Caterpillar D9N Track-Type Tractor S/N:1JD02328

(1) 1990 Caterpillar IT14B Intergrated Tool Carrier S/N:3NJ00111

(1) 1991 Caterpillar D5H Track-Type Tractor S/N:8RC04209

(herein called the "Property") and all accounts, chattel paper, deposit accounts, security agreements, instruments, contract rights, policies and certificates of insurance, documents and general intangibles (including all monies and credits now due or to become due to Guarantor from, and all claims against, manufacturers, purchasers or other parties) with respect to thereto, and, whether or not installed thereon, all exchanges, parts, returns and attachments therefor, whether any of the foregoing is now owned or hereafter acquired, and all proceeds and products of any of the foregoing. All of the above shall hereinafter be called the "Collateral" and are defined pursuant to the provisions of the Uniform Commercial Code.

Guarantor agrees not to remove any Property from California and Montana without the prior written consent of Caterpillar Financial. Guarantor shall immediately notify Caterpillar Financial of any condition or event that may change the proper location for the filing of any financing statements or other public notices or recordings for the purposes of perfecting security interests in the Collateral, including any change in Guarantor's name or business organization or the location Guarantor's place of business.

Caterpillar Financial shall have the right, but not the obligation, from time to time, as Caterpillar Financial in its sole discretion may determine, and all without any advance notice to Guarantor to: (a) examine the Collateral; (b) appraise it as security; (c) verify its condition and use; (d) verify that all Collateral has been properly accounted for and this Guaranty complied with; and
(e) assess, examine, check and make copies of any and all of Guarantor's books, records and files and Guarantor shall also complete and return audit forms submitted by Caterpillar Financial from time to time within five (5) days of receipt thereof.

If Guarantor does not comply with any of the terms of this Guaranty, or Guarantor fails to fulfill any obligation to Caterpillar Financial with respect to any other agreement between Obligor and Caterpillar Financial, or the Guarantor becomes insolvent or ceases to do business as a going concern, or a bankruptcy, insolvency proceeding, arrangement or reorganization if filed by or against Guarantor, or any of the Guarantor's property is attached or seized, or a receiver is appointed for Guarantor, or Guarantor commits any act or a material adverse change with respect to Guarantor's financial condition shall occur which impairs the prospect of full performance or satisfaction of the Guarantor's obligations to Caterpillar Financial, or Guarantor shall lose any franchise, permission, license or right to conduct its business, or Guarantor misrepresents its financial condition or organizational structure, or whenever Caterpillar Financial deems the debt or Collateral to be insecure:

a) Caterpillar Financial may call all or any part of the amount Guarantor or Obligor owes Caterpillar Financial or its affiliates due and payable immediately, if permitted by applicable law, together with court costs and all costs and expenses of Caterpillar Financial's repossession and collection activity, including, but not limited to attorney's fees.

(b) Guarantor will hold and keep the Collateral in trust, in good order and repair, for Caterpillar Financial's benefit and shall not use the Collateral for any purpose other than exhibition without Caterpillar Financial's prior written consent.

(c) Upon Caterpillar Financial's demand, Guarantor will immediately deliver the Collateral to Caterpillar Financial, in good order and repair, at a place reasonably convenient to Caterpillar Financial, together with all related documents; or Caterpillar Financial may, in its sole discretion and without notice or demand, take immediate possession of the Collateral, together with all related documents.

(d) Guarantor waives and releases: (i) any and all claims and causes of action which Guarantor may now or ever have against Caterpillar Financial as a result of any possession, repossession, collection or sale by Caterpillar Financial of any of the Collateral notwithstanding the effect of such possession, repossession, collection or sale upon Guarantor's business; (ii) all rights of redemption from any such sale; and (iii) the benefit of all valuation, appraisal and exemption laws. If Caterpillar Financial seeks to take possession of any of the Collateral by replevin or other court process, Guarantor irrevocably waives any notice, bonds, surety and security relating thereto required by any statute, court rule or otherwise as a incident to such possession and any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof.

(e) Guarantor appoints Caterpillar Financial or any person Caterpillar Financial may delegate as its duly authorized Attorney-in-Fact (without notifying Guarantor and Caterpillar Financial) to do, in its sole discretion, any of the following: (i) sell, assign, transfer, negotiate or pledge any and all accounts, chattel paper, or contract rights; (ii) endorse Guarantor's name on any and all notes, checks, drafts, or other forms of exchange received as payment on any accounts, chattel paper and contract rights, for deposit in Caterpillar Financial's account; (iii) grant any extension, rebate or renewal on any and all accounts, chattel paper or contract rights, or enter into any settlement thereof; (iv) demand, collect and receive any and all amounts due on accounts , chattel paper and contract rights; and (v) exercise any and all rights Guarantor and Caterpillar Financial have in the Collateral.

(f) In the event Guarantor brings any action or asserts any claim against Caterpillar Financial which arises out of this Agreement, any other agreement or any of Caterpillar Financial's business dealings, in which Guarantor does not prevail, Guarantor agrees to pay Caterpillar Financial all court costs and all costs and expenses of Caterpillar Financial's defense of such action or claim including, but not limited to, attorney's fees.

Caterpillar Financial may also declare a default under this Guaranty and exercise any and all rights and remedies available herein, if, in Caterpillar Financial's sole discretion, Caterpillar Financial determines that the Collateral has materially decreased in value, and Guarantor and Caterpillar Financial have been unable to either: (a) provide Caterpillar Financial with additional collateral in a form and substance satisfactory to Caterpillar Financial; or (b) reduce the total indebtedness of Obligor by an amount sufficient to Caterpillar Financial.

Caterpillar Financial has and will always possess all the rights and remedies of a secured party under law, and its rights and remedies are and will always be cumulative. Guarantor hereby acknowledges that sales for cash or on credit to a wholesaler, retailer or user, and with or without the Collateral being present, are all commercially reasonable dispositions of the Collateral.

Guarantor promises that (a) the Collateral is now or, at the time it becomes part of the Collateral, owned by Guarantor by good and marketable title, shall not be rented, leased, transferred, lent or sold and shall remain free from all claims and liens except Caterpillar Financial's; (b) Guarantor shall defend the Collateral against all other claims and demands; and (c) Guarantor will notify Caterpillar Financial before it signs, or authorizes the signing of any financing statement regardless of its coverage. Where permitted by law, Caterpillar Financial may perfect its security interest in the Collateral by filing a financing statement signed only by Caterpillar Financial. Guarantor will execute any and all documents Caterpillar Financial may request to confirm, maintain or perfect Caterpillar Financial's title or security interest in the Collateral. Guarantor agrees that Caterpillar Financial may file, and sign Guarantor's name to, any such financing statements and other documents which Caterpillar Financial deems to be necessary or appropriate to evidence and properly secure

Caterpillar Financial's Interest in the Collateral. Guarantor agrees to pay all costs, including attorney's fees, incurred in connection with such filings and otherwise preserving and protecting Caterpillar Financial's interest in the Collateral. A reproduction of the Guaranty may be used as a financing statement.

Guarantor will pay all taxes, license fees, assessments and charges on the Collateral when due. Guarantor will be responsible for any loss, damage or destruction of or to the Collateral for any reason whatsoever. Guarantor, at its sole expense, shall maintain the Property in good repair and operating condition. The Property is and shall remain personal property at all times notwithstanding the manner in which it is attached or affixed to realty. Guarantor will keep the Property insured for its full insurable value against all risks. Guarantor will obtain insurance under such terms and in amounts as Caterpillar Financial may specify, from time to time, with companies reasonably acceptable to Caterpillar Financial. Such insurance shall be primary, without right of contribution from any insurance carried by Caterpillar Financial, shall name Caterpillar Financial as additional insured, and shall provide that it may not be canceled or altered so as to affect the interest of Caterpillar Financial without at least thirty (30) days prior written notice to Caterpillar Financial. All insurance covering loss or damage to Property shall name Caterpillar Financial (or its designee) as sole loss payee. Guarantor further agrees to provide Caterpillar Financial with written evidence of the required Insurance coverage. Guarantor assigns to Caterpillar Financial all sums not in excess of the unpaid debt owed to Caterpillar Financial and directs any insurance company to make payment directly to Caterpillar Financial to be applied to the unpaid debt owed Caterpillar Financial. Guarantor further grants Caterpillar Financial an irrevocable power of attorney to endorse any draft and sign and file all of the necessary papers, forms and documents to initiate and settle any and all claims with respect to the Property. If Guarantor fails to pay any of the above-referenced costs, charges or any insurance premiums, or if it fails to insure the Property, Caterpillar Financial may pay such costs, charges or any insurance premiums, and the amounts paid shall be considered an additional debt owed by Guarantor to Caterpillar Financial. Guarantor will promptly notify Caterpillar Financial of any loss, theft or destruction of or damage to any of the Collateral.

SECTION 6. Additional Covenants. Guarantor further agrees that Caterpillar Financial may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without affecting, impairing or releasing the obligations of Guarantor under this
Guaranty: (a) discharge or release any party (including, but not limited to, Obligor, secondary obligors of Obligor's indebtedness or any co-guarantor under this Guaranty) who is or may be liable to Caterpillar Financial for Obligor's indebtedness; (b) sell at public or private sale, exchange, release, impair, surrender, substitute, realize upon or otherwise deal with, in any manner and in any order and upon such terms and conditions as Caterpillar Financial deems best at its uncontrolled discretion, any leased equipment and/or any collateral listed in the Contract or now or hereafter otherwise directly or indirectly securing repayment of obligor's indebtedness (all such leased equipment and/or all such collateral shall hereinafter be referred to as the "Equipment"), including without limitation, the purchase of all or any part of such collateral for Caterpillar Financial's own account; (c) change the manner, place, or terms of payment and/or available credit (including without limitation increase or decrease in the amount of such payments, available credit or any interest rate adjustments), or change or extend the time of payment of or renew, as often and for such periods as Caterpillar Financial may determine, or alter Obligor's indebtedness or grant any other indulgence to Obligor and/or any secondary obligors of Obligor's indebtedness or any co-guarantor under this Guaranty; (d) settle or compromise Obligor's indebtedness with Obligor and/or any third party or refuse any offer of performance with respect to, or substitutions for, the indebtedness; (e) take or accept any other security or guaranty for any or all of Obligor's indebtedness; and/or (f) enter into, deliver, modify, amend or waive compliance with, any instrument, agreement or arrangement evidencing, securing or otherwise affecting, all or any part of Obligor's indebtedness.

SECTION 7. No Release of Guarantor. Guarantor's obligations and liabilities under this Guaranty shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one or more of the following events: (a) death, insolvency, bankruptcy, arrangement adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate partnership or trust) of Obligor (or any person acting on Obligor's behalf) or any Other Obligor or any other defense based on or arising out of the lack of validity or unenforceability of the indebtedness or any agreement or instrument relating thereto or any provisions thereof and/or Obligor's absence or cessation of liability thereunder for any reason, including without limitation, Caterpillar Financial's failure to preserve any right or remedy against Obligor; (b) any change in Obligor's financial condition; (c) partial payment or payments of any amount due and/or outstanding under Obligor's indebtedness (d) any change in Obligor's management, ownership, identity or business or organizational structure; (e) any payment by Obligor or any other party to Caterpillar Financial that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Caterpillar Financial is required to fund such payment or pay such amount to Obligor or to any other person; (f) any sale, lease or transfer, whether or not commercially reasonable, of all or any part of Obligor's assets and/or any assignment, transfer or delegation of Obligor's indebtedness to any third party (whereby this Guaranty shall continue to extend to all sums due from or for the account of Obligor and/or the new or substituted legal entity); (g) any failure to perfect any lien or security interest securing the indebtedness or preserve any right, priority or remedy against any Equipment; (h) any interruption, change or cessation of relations between Guarantor and Obligor; (i) any defect in, damage to, destruction of or loss of or interference with possession or use of any Equipment for any reason by Obligor or any other person; (j) any act or omission by Caterpillar Financial which increases the scope of Guarantor's risk, including without limitation, negligent administration of transactions with Obligor; and/or (k) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against Guarantor.

SECTION 8. Waivers by Guarantor. Guarantor waives, for the benefit of Caterpillar Financial (which waivers shall survive until this Guaranty is released or terminated in writing by Caterpillar Financial): (a) notice of the acceptance of this Guaranty; (b) notice of the existence, creation or incurrence of new and/or additional debt owing from Obligor to Caterpillar Financial; (c) presentment, protest and demand, and notice of protest, demand, nonpayment, nonperformance and dishonor of any and all agreements, notes or other obligations signed, accepted, endorsed or assigned to or by Caterpillar Financial or agreed to between Obligor and Caterpillar Financial; (d) notice of adverse change in Obligor's financial condition or any other fact which might materially increase the risk of Guarantor; (e) any and all rights in and notices or demands relating to any

Equipment, including without limitation, all rights, notices, advertisements or demands relating, whether directly or indirectly, to the foreclosure, sale or other disposition of any or all such Equipment or the manner of such sale or other disposition; (f) any claim, right or remedy which Guarantor may now have or hereafter acquire against the Obligor that arises hereunder and/or from the performance by any Other Obligor including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Caterpillar Financial against the Obligor or any security which Caterpillar Financial now has or hereafter acquires with respect to the Obligor, whether or not such claim, right or remedy arises in equity, under contract (express or implied), by statute under common law or otherwise; (g) notice of any default by Obligor or any other person obligated in any manner for all or any portion of Obligor's indebtedness and notice of any legal proceedings against such parties; (h) any right of contribution from any Other Obligors; (i) notice and hearing as to any prejudgment remedies; (j) any defense which is premised on an alleged lack of consideration of the obligation undertaken by Guarantor, including without limitation, any defense to the enforcement of this Guaranty based upon the timing of execution of this Guaranty and/or that the Guaranty had been executed after the execution date of any agreements evidencing the indebtedness; (k) all exemptions and homestead laws; (l) any other demands and notices required by law; (m) all setoffs and counterclaims against Caterpillar Financial and/or Obligor; (n) any defense based on the claim that Guarantor's liabilities and obligations exceed or are more burdensome than those of Obligor; (o) any defense which the Obligor may assert or be able to assert on the underlying indebtedness or which may be asserted by Guarantor, including but not limited to (i) breach of warranty, (ii) fraud, (iii) statute of frauds (iv) infancy, (v) statute of limitations, (vi) lender liability (vii) accord and satisfaction, (viii) payment and/or (ix) usury.

SECTION 9. Enforcement of Guarantor's Obligations and Liabilities. Guarantor agrees that, should Caterpillar Financial deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Guaranty, Caterpillar Financial may commence such a civil action against Guarantor without the necessity of first (i) attempting to collect Obligor's indebtedness from Obligor or from any Other Obligor, whether through filing of suit or otherwise (ii) attempting to exercise any rights Caterpillar Financial may have against any Equipment, whether through release, the filing of an appropriate foreclosure action or otherwise (iii) including Obligor or any Other Obligor as an additional party defendant in such a collection action against Guarantor, or (iv) pursuing any other remedy in Caterpillar Financial's power or to mitigate damages. If there is more than one guarantor under this Guaranty, each Guarantor additionally agrees that Caterpillar Financial may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Caterpillar Financial against any other guarantor under this Guaranty.

SECTION 10. Construction. This writing is intended as a final expression of this Guaranty agreement and is a complete and exclusive statement of the terms of that agreement, provided however, that the provisions of this Guaranty shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous written guaranties or other written agreements by Guarantor (or any one or more of them), in favor of Caterpillar Financial or assigned to Caterpillar Financial by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Caterpillar Financial from enforcing any and all such other guaranties or agreements in accordance with their respective terms.

SECTION 11. Successors and Assigns Bound. Guarantor's obligations and liabilities under this Guaranty shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. Caterpillar Financial may assign this Guaranty and any and all rights and interests included herein in Caterpillar Financial's sole discretion without notice to Guarantor and the rights and remedies granted to Caterpillar Financial under this Guaranty shall also inure to the benefit of Caterpillar Financial's successors and assigns, as well as to any and all subsequent holder or holders of any of Obligor's indebtedness subject to this Guaranty, without setoff, counterclaim, reduction recoupment, abatement, deduction or defense based on any claim Guarantor may have against Caterpillar Financial, such successors and assigns or subsequent holders of Obligor's indebtedness. Guarantor shall not assign this Guaranty without the prior written consent of Caterpillar Financial.

SECTION 12. Termination. This Guaranty is irrevocable and may be terminated only as to indebtedness created sixty (60) days after actual receipt by Caterpillar Financial of written notice of termination hereof, provided however, that all indebtedness incurred, created or arising pursuant to a commitment of Caterpillar Financial made prior to the effective date of such termination (the "Termination Date") and any extensions, renewals or modifications of such indebtedness (including without limitation loan and/or other commitments) agreed to or instituted by Caterpillar Financial prior to the Termination Date shall not be effected by such termination and shall be deemed to have been incurred prior to termination (irrespective of whether indebtedness arising thereunder occurs after the Termination Date) and shall be fully covered by this Guaranty. Any termination of this Guaranty shall be ineffective unless upon the Termination Date Guarantor deposits with Caterpillar Financial collateral in the form of cash in an amount not less than the amount of the Indebtedness outstanding on the Termination Date. Such cash shall be held by Caterpillar Financial in a separate account and shall be returned to Guarantor upon the full and indefeasible payment of all of the indebtedness.

SECTION 13. Governing Law; Waiver of Jury. This Guaranty shall be construed liberally in favor of Caterpillar Financial and shall be governed and construed in accordance with the substantive laws of the State of Tennessee without regard to the conflicts of laws principles thereof. ANY ACTION, SUIT OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE RELATIONSHIP BETWEEN GUARANTOR AND CATERPILLAR FINANCIAL WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. AS SUCH, GUARANTOR HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

SECTION 14. Severability. If an provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforceable as if the illegal, invalid, or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty in favor of Caterpillar Financial on the day, month and year first written above.

                  GUARANTOR HAS READ AND FULLY UNDERSTANDS ALL OF
                  THE PROVISIONS OF THIS GUARANTY.

Guarantor:  CANYON RESOURCES CORPORATION

Signature:                                  Address:  14142 Denver West Pkwy,
                                                      Suite 250
Name (Print):  Richard H. De Voto                     Golden, CO  80404

Title:         President                    Phone:    (303) 278-8464







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